Federated Institutional Prime Obligations Fund
A Portfolio of Money Market Obligations Trust
TRUST SHARES (TICKER POLXX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 2018
On May 16, 2019, the Board of Trustees (the “Board”) of Money Market Obligations Trust approved the liquidation of the Trust Shares of Federated Institutional Prime Obligations Fund (the “Fund”) effective on or about July 30, 2019 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Trust Shares is in the best interest of the Fund, the Fund's Trust Shares and its shareholders.
Effective as of close of business on May 30, 2019, the Trust Shares will be closed to new investors. Effective as of the close of business on July 29, 2019, the Trust Shares will be closed to investments.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund's Prospectus. Final dividends will be distributed with the liquidation proceeds.
Any time prior to the Liquidation Date, the shareholders of the Trust Shares may redeem their shares pursuant to the procedures set forth in the Fund's Prospectus. A shareholder of the Fund's Trust Shares may also convert their Trust Shares to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which conversion is sought.
If you are a taxable shareholder, the Liquidation of the Trust Shares will be a recognition event. In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date or as part of the liquidation proceeds may also be subject to taxation. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
May 17, 2019
Federated Institutional Prime Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454708 (5/19)
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